UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12

                              Minden Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange  Act Rules  14a-6(i)(1)  and 0-11.
     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
     (1)  Amount previously paid:

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     (2)  Form, schedule or registration statement no.:

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     (3)  Filing party:

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     (4)  Date filed:

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


                              MINDEN BANCORP, INC.
                                 415 Main Street
                             Minden, Louisiana 71058
                                 (318) 377-0523

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 13, 2004

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Annual Meeting") of Minden Bancorp, Inc. (the "Company") will be held in the Minden Community House located at 209 Bridwell Street, Minden, Louisiana, on May 13, 2004 at 11:00 a.m., Central Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

(1) To elect three directors for a three-year term expiring in 2007, and until their successors are elected and qualified;

(2) To ratify the appointment by the Board of Directors of Heard, McElroy & Vestal LLP as our independent auditors for the fiscal year ending December 31, 2004; and

(3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

      You are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof if you are a stockholder of record as of the close of business on March 31, 2004, the voting record date.

                                        By Order of the Board of Directors

                                        /s/ Michael P. Burton
                                        ---------------------
                                        Michael P. Burton
                                        Secretary

Minden, Louisiana
April 9, 2004

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

                                                                                                     Page
                                                                                                     ----

About the Annual Meeting of Stockholders...........................................................    1
Information with Respect to Nominees for Director, Continuing Directors and
  Executive Officers...............................................................................    3
     Election of Directors.........................................................................    3
     Nominees for Director.........................................................................    4
     Directors Whose Terms Are Continuing..........................................................    4
     Executive Officers Who Are Not Directors......................................................    5
     Compliance with Section 16(a) of the 1934 Act.................................................    5
     Director Nominations; Committees and Meetings of the Board of Directors of Minden Bancorp.....    5
     Nominating Committee..........................................................................    5
     Stockholder Nominations.......................................................................    5
     Committees....................................................................................    6
Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management...................    7
Management Compensation............................................................................    9
     Summary Compensation Table....................................................................    9
     Stock Options.................................................................................   10
     Employment Agreements.........................................................................   10
     Transactions with Certain Related Persons.....................................................   11
Ratification of Appointment of Auditors............................................................   12
     Audit Fees....................................................................................   12
Report of the Audit Committee......................................................................   13
Stockholder Proposals and Stockholder Communications with the Board of Directors...................   13
Annual Reports.....................................................................................   14
Other Matters......................................................................................   14

                              MINDEN BANCORP, INC.

                                   ----------

                                 PROXY STATEMENT

                                   ----------

                         ANNUAL MEETING OF STOCKHOLDERS

                                  May 13, 2004

            This Proxy Statement is furnished to holders of common stock of Minden Bancorp, Inc. the parent holding company of Minden Building and Loan Association. Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held in Minden Community House located at 209 Bridwell Street, Minden, Louisiana, on May 13, 2004 at 11:00 a.m., Central Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about April 9, 2004.

            As indicated below under "Beneficial Ownership of Common Stock by Certain Beneficial Owners and Management," the Minden Mutual Holding Company owns a majority of the outstanding Common Stock as of the Voting Record Date. The Minden Mutual Holding Company intends to vote all of the shares it owns for the Board's nominees for director and for the proposal to ratify the appointment of Heard, McElroy & Vestal LLP as the Company's independent auditors, thereby ensuring that a quorum will exist at the Annual Meeting, and that each of such proposals will be adopted.

What is the purpose of the Annual Meeting?

            At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Meeting on the cover page of this proxy statement, including the election of directors and ratification of our independent auditors. In addition, management will report on the performance of Minden Bancorp and respond to questions from stockholders.

Who is entitled to vote?

            Only our stockholders of record as of the close of business on the record date for the meeting, March 31, 2004, are entitled to vote at the meeting. On the record date, we had 1,454,411 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

How do I submit my proxy?

            After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the Annual Meeting.

If my shares are held in street name by my broker, could my broker automatically vote my shares for me?

            Yes. Your broker may vote in his or her discretion on the election of directors and ratification of the auditors if you do not furnish instructions.

Can I attend the meeting and vote my shares in person?

            Yes. All stockholders are invited to attend the Annual Meeting. Stockholders of record can vote in person at the Annual Meeting. If your shares are held in street name, then you are not the stockholder of record and you must ask your broker or other nominee how you can vote at the Annual Meeting.

Can I change my vote after I return my proxy card?

            Yes. If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

      o First, you may send a written notice to the Secretary of Minden Bancorp, Mr. Michael P. Burton, Corporate Secretary, Minden Bancorp, 415 Main Street, Minden, Louisiana 71055, stating that you would like to revoke your proxy.

      o Second, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

      o Third, you may attend the Annual Meeting and vote in person. Any earlier proxy will be revoked. However, attending the Annual Meeting without voting in person will not revoke your proxy.

      If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

What constitutes a quorum?

      The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

What are the board of directors' recommendations?

      The recommendations of the board of directors are set forth under the description of each proposal in this proxy statement. In summary, the board of directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of Heard, McElroy & Vestal LLP for fiscal 2004.

      The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the board of directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

What vote is required to approve each item?

      Directors are elected by a plurality of the votes cast with a quorum present. The three persons who receive the greatest number of votes of the holders of common stock represented in person or by proxy at the Annual Meeting will be elected directors. The affirmative vote of a majority of the total votes present in person and by proxy is required for approval of the proposal to ratify the appointment of the independent auditors. Abstentions are considered in determining the presence of a quorum, but will not affect the plurality vote required for the election of directors. The proposals to elect directors and ratify to the appointment of the independent auditors are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. As a result, there will be no "broker non-votes" at this meeting. Abstentions will have the effect of a vote against the proposal to ratify the appointment of the independent auditors.

          INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING
                        DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

      Our Bylaws provide that the Board of Directors shall be divided into three classes as nearly equal in number as the then total number of directors constituting the Board of Directors permits. The directors shall be elected by our stockholders of Minden Bancorp for staggered terms, or until their successors are elected and qualified.

      At the Annual Meeting, stockholders of Minden Bancorp will be asked to elect one class of directors, consisting of three directors, for a three-year term expiring in 2007, and until their successors are elected and qualified.

      No nominee for director or director whose term continues is related to any other director or executive officer of Minden Bancorp by blood, marriage or adoption except that A. Loye Jones is the uncle of Michael W. Wise. Each nominee currently serves as a director of Minden Bancorp and of Minden Building and Loan Association.

      Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

      The following tables present information concerning the nominees for director of Minden Bancorp and each director whose term continues, including tenure as a director. Ages are reflected as of December 31, 2003. All of the below-listed directors also serve as directors of Minden Building and Loan Association.

           NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS EXPIRING IN 2007

                                                                                                     Director of
                                            Position with Minden Building and Loan                 Minden Building
                                                   and Principal Occupation                            and Loan
       Name              Age                      During the Past Five Years                            Since
--------------------   -------   -------------------------------------------------------------    -----------------
Russell A. Adams          78     Director and Secretary. Retired. Previously, served as                  1960
                                 managing officer of Minden Building and Loan Association,
                                 Minden, Louisiana, from 1960 to 1987.

John B. Benton, Jr.       79     Director.  Retired. Previously, a partner in the law firm of            1962
                                 Kitchens Benton Kitchens and Warren, Minden, Louisiana,
                                 from 1970 to 1992.

Michael S. Harper         52     Director.  Owner and President of Harper Motors, Minden,                2004
                                 Louisiana from 1983 to present.

                      DIRECTORS WHOSE TERMS ARE CONTINUING

Directors with a Term Expiring in 2005

                                                                                                     Director of
                                            Position with Minden Building and Loan                 Minden Building
                                                   and Principal Occupation                            and Loan
       Name              Age                      During the Past Five Years                            Since
--------------------   -------   -------------------------------------------------------------    -----------------
A. David Evans            62     Director, President and Chief Executive Officer of                      1989
                                 Minden Building and Loan Association since July 1989
                                 and of Minden Bancorp since July 2002.

A. Loye Jones             72     Director. Owner and pharmacist of Loye's Pharmacy,                      1981
                                 Minden, Louisiana, from 1963 to present.

R.E. Woodard, III         51     Director. Certified financial planner for Lincoln National              2000
                                 Corp., an insurance and investment management
                                 company headquartered in Philadelphia, Pennsylvania,
                                 since 1975.

Directors with a Term Expiring in 2006

                                                                                                     Director of
                                            Position with Minden Building and Loan                 Minden Building
                                                   and Principal Occupation                            and Loan
       Name              Age                      During the Past Five Years                            Since
--------------------   -------   -------------------------------------------------------------    -----------------
John P. Collins           57     Director.  Owner and President of A.J. Price, Inc., an                  2000
                                 auto parts store, Minden, Louisiana, from 1970 to
                                 present.

F. Dare Lott, Jr.         53     Director. Veterinarian with the Minden Animal Clinic,                   1981
                                 Minden, Louisiana, since 1974.

Michael W. Wise           45     Director.  Certified Public Accountant with Jamieson                    2000
                                 Wise and Martin, Minden, Louisiana, since 1980.

      The Board of Directors recommends that you vote FOR election of the nominees for director.

Executive Officers Who Are Not Directors

      Becky T. Harrell, age 52, has been the Chief Financial Officer and Treasurer of Minden Building and Loan Association since July 1997, and has served with Minden Building and Loan since 1976. In July 2002, she was elected to hold the same offices with Minden Bancorp.

      Michael P. Burton, age 43, has served as Senior Vice President and Secretary of Minden Building and Loan Association since July 2002 and served as the Senior Loan Officer of Minden Building and Loan Association from April 2001 to June 2002. Previously, Mr. Burton served as a loan officer with another local financial institution, Minden Bank, from 1987 to 2001. In July 2002, he was elected to also serve as Senior Vice President and Secretary of Minden Bancorp.

Compliance with Section 16(a) of the 1934 Act

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the officers and directors, and persons who own more than 10% of Minden Bancorp's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by regulation to furnish Minden Bancorp with copies of all Section 16(a) forms they file. Minden Bancorp knows of no person who owns 10% or more of Minden Bancorp's Common Stock other than Minden Mutual Holding Company which owns 55% of Minden Bancorp's outstanding stock.

      During the fiscal year ended December 31, 2003, each of Minden Bancorp's executive officers and directors, other than Mr. Harper, did not timely report in accordance with the reporting requirements promulgated under Section 16(a) of the 1934 Act two transactions related to the grant of stock options and restricted stock awards. Mr. Harper did not timely report one transaction. All such transactions were subsequently reported.

Director Nominations; Meetings of the Board of Minden Bancorp

      Nominations for director of Minden Bancorp are made by the Board of Directors of Minden Bancorp. During the fiscal year ended December 31, 2003, the Board of Directors of Minden Bancorp met ten times and the Board of Directors of Minden Building and Loan Association met 13 times. No director of Minden Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he/she has been a director and the total number of meetings held by all committees of the Board on which he/she served during the periods that he/she served.

Nominating Committee

      The Nominating Committee of Minden Bancorp consisted of F. Dare Lott, Jr.,
A. Loye Jones, Michael W. Wise and R.E. (Mike) Woodard, III. The Nominating Committee met once during fiscal 2003. Nominations for director of Minden Bancorp are reviewed by the Nominating Committee and submitted to the full Board of Directors for approval. However, Minden Bancorp does not have a Nominating and Corporate Governance Committee Charter.

Stockholder Nominations

      Article II, Section 14 of our Bylaws governs nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board of Directors or committee appointed by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Nominations, other than those made by or at the direction of the Board of Directors, must be made pursuant to timely notice in writing to the secretary of Minden Bancorp. Generally, to be timely, a stockholder's notice must be made in writing and delivered to the secretary of Minden Bancorp not later than five (5) days prior to the date of the annual meeting of stockholders of Minden Bancorp. Upon delivery, such nominations shall be posted in a conspicuous place in each office of Minden Bancorp. Any such nomination by a stockholder must be delivered or received no later than the close of business on May 8, 2004.

Committees

      The Board of Directors of the Association has established the following committees, among others:

      Audit Committee

      The Audit Committee reviews audit reports prepared by independent auditors, recommends appointment of outside auditors, reviews internal audits, approves investments and reviews information systems operations and security procedures. The current members of the Audit Committee are Messrs. Evans, Lott, Jones, Wise and Woodard. Mr. Lott serves as Chairman of the committee. Minden Bancorp has determined that Mr. Wise is the Audit Committee's financial expert. The members of Minden Bancorp's audit committee are not subject to the "independence" requirement in the NASDAQ listing standards. Under that "independence" requirement, Mr. Evans, as president and chief executive officer, could not serve on the Audit Committee. The Audit Committee met eleven times in 2003.

      Human Resources Committee

      The Human Resources Committee determines the compensation levels of the chief executive officer and the other officers by reviewing published studies of compensation paid to executives performing similar duties for financial institutions. The Human Resources Committee also manages and administers all of the Association's employee benefit plans and nominates candidates to the board of directors of the Association. The Human Resources Committee, composed of Messrs. Evans, Jones, Lott, Wise and Woodard, met eleven times during 2003.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth, as of the Voting Record Date, certain information as to the Common Stock beneficially owned by (i) each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), who or which was known to Minden Bancorp to be the beneficial owner of more than 5% of the issued and outstanding Common Stock, (ii) the directors of Minden Bancorp, (iii) certain executive officers of Minden Bancorp; and (iv) all directors and executive officers of Minden Bancorp as a group.

                                                Amount and Nature
        Name of Beneficial                        of Beneficial
        Owner or Number of                       Ownership as of     Percent of
         Persons in Group                       March 31, 2004(1)   Common Stock
        ------------------                      -----------------   ------------

Minden Mutual Holding Company
415 Main Street
Minden, Louisiana 71058                               800,112           55.0%
Minden Bancorp, Inc.
Employee Stock Ownership Plan(2)                       52,371            3.6

Directors:
Russell A. Adams(3)                                    11,683              *
John B. Benton, Jr.(3)                                  2,683              *
John P. Collins(3)                                     26,683            1.8
A. David Evans(3)(4)                                   30,050            2.1
Michael S. Harper                                       6,500              *
A. Loye Jones(3)(5)                                     9,683              *
F. Dare Lott, Jr.(3)                                    6,683              *
Michael W. Wise(3)                                      6,683              *
R. E. Woodard, III(3)(6)                               16,183            1.1

Other Executive Officers:
Becky T. Harrell(3)(7)                                  6,750              *
Michael P. Burton(3)(8)                                13,327              *
                                                      -------

All Directors and Executive Officers of Minden
 Bancorp as a group (11 persons)                      136,908            9.4

----------

*           Represents less than 1% of the outstanding stock.

(1) Based upon filings made with the Securities and Exchange Corporation and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (a) voting power, which includes the power to vote or to direct the voting of the shares, or (b) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) The Minden Bancorp, Inc. Employee Stock Ownership Plan Trust was established pursuant to the Minden Bancorp, Inc. Employee Stock Ownership Plan by an agreement between Minden Bancorp and Messrs. Wise, Woodard and Lott who act as trustees of the plan.

(3)   (a)   Includes options to acquire shares of our common stock that are exercisable on March 31, 2004, or 60 days thereafter, under our 2003
            Stock Option Plan as follows:

                Name                           Number of Shares
                ------------------------       ----------------

                Russell A. Adams                      561

                John B. Benton, Jr.                   561

                John P. Collins                       561

                A. David Evans                      3,250

                A. Loye Jones                         561

                F. Dare Lott, Jr.                     561

                Michael W. Wise                       561

                R.E. Woodard, III                     561

                Becky T. Harrell                    1,200

                Michael P. Burton                   1,600

      (b) Includes shares over which the directors or officers have voting power which have been granted pursuant to our 2003 Recognition and Retention Plan and are held in the associated trust, as follows:

                Name                           Number of Shares
                ------------------------       ----------------

                Russell A. Adams                    1,122

                John B. Benton, Jr.                 1,122

                John P. Collins                     1,122

                A. David Evans                      6,500

                A. Loye Jones                       1,122

                F. Dare Lott, Jr.                   1,122

                Michael W. Wise                     1,122

                R.E. Woodard, III                   1,122

                Becky T. Harrell                    2,000

                Michael P. Burton                   2,000

            None of the awards set forth in paragraphs (a) and (b) above had vested as of the voting record date.

(4) Includes 300 shares held by Mr. Evans's spouse and 10,000 shares held by a private family foundation for which Mr. Evans serves as secretary.

(5) Includes 2,000 shares held by a corporation in which Mr. Jones and his wife own a 55% interest and for which he serves as president.

(6) Includes 1,000 shares held by a corporation in which Mr. Woodard owns a 25% interest and for which he serves as vice president/secretary.

(7)         Includes 50 shares held by Ms. Harrell's children.

(8) Includes 4,500 shares jointly with his father, 1,502 held jointly with his spouse and 225 held by Mr. Burton's spouse.

                             MANAGEMENT COMPENSATION

Summary Compensation Table

            The following table sets forth a summary of certain information concerning the compensation paid by Minden Building and Loan Association (including amounts deferred to future periods by the officer) for services rendered in all capacities during the fiscal years ended December 31, 2003, 2002 and 2001 to the President and Chief Executive Officer of the Association and to Mr. Burton for fiscal 2003. No other officers of the Association received compensation in excess of $100,000 for the subject periods. Minden Bancorp had not paid separate compensation to officers and directors.

==========================================================================================================================
                                         Annual Compensation                   Long Term Compensation
-----------------------------------------------------------------------------------------------------------
                                                             Other               Awards             Payouts
      Name and          Fiscal                               Annual     ------------------------------------   All Other
 Principal Position      Year      Salary(1)     Bonus    Compensation   Restricted   Securities              Compensation
                                                              (2)          Stock      Underlying     LTIP         (3)
                                                                           Awards       Options     Payouts
--------------------------------------------------------------------------------------------------------------------------

A. David Evans           2003      $125,000     $37,250      $20,000         --            --          --        $12,169
  President and Chief    2002       124,140      27,000      $19,000         --            --          --          9,068
  Executive Officer      2001        95,000      21,000       15,600         --            --          --         12,760
--------------------------------------------------------------------------------------------------------------------------
Michael P. Burton        2003      $ 85,000     $22,350           --         --            --          --        $ 8,051
==========================================================================================================================

----------

(1) Does not include amounts attributable to miscellaneous benefits received by the named executive officer. In the opinion of management of Minden Building and Loan Association, the costs to Minden Building and Loan Association of providing such benefits to the named executive officer during the indicated period did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported.

(2) Includes directors fees and an annual retainer that was paid in January for services provided in the prior fiscal year.

(3) Contributions made by the Association to the officer's 401(k) profit sharing plan.

Stock Options

                         Stock Option Grants During 2003

            The following table sets forth, with respect to the executive officers named in the Summary Compensation Table above, information with respect to stock options granted during 2003.

                                Individual Grants
--------------------------------------------------------------------------------
                       Number of      Percent of Total
                      Securities      Options Granted     Exercise
                      Underlying      to Employees in      Price     Expiration
      Name          Options Granted     Fiscal Year      ($/Sh)(1)      Date
-----------------  ----------------- ------------------ ----------- ------------
A. David Evans          16,250              32.6%         $15.375     05/15/13
Michael P. Burton        8,000              16.0           15.375     05/15/13

----------

(1) The exercise price was based on the fair market price of Minden Bancorp's common stock on the date of the grant.

                             Year-end Option Values

            The following table sets forth, with respect to the executive officers named in the Summary Compensation Table, information with respect to the number of options held at the end of the year ended December 31, 2003 and the value with respect thereto.

                          Number of Securities               Value of Unexercised
                     Underlying Unexercised Options          In The Money Options
                              at Year End                       at Year End(1)
                    --------------------------------   --------------------------------
      Name           Exercisable      Unexercisable     Exercisable      Unexercisable
------------------  -------------    ---------------   -------------    ---------------
A. David Evans            --              16,250          $   --            $42,656
Michael P. Burton         --               8,000              --             21,000

----------

(1) Calculated by determining the difference between the fair market value of a share of the common stock underlying the options at December 31, 2003 ($18.00) and the exercise price of the options.

Employment Agreements

            The Association (the "Employer") entered into employment agreements with each of Messrs. Evans and Burton and Ms. Harrell (the "Executives"). The Employer has agreed to employ Mr. Evans for a term of three years and Mr. Burton and Ms. Harrell for a term of two years, in each case in their current respective positions. The agreements with the Executives are at their current salary levels. The Executives' compensation and expenses shall be paid by the Association in the same proportion as the time and services actually expended by the Executives on behalf of the Employer. With respect to the Executives, the employment agreements will be reviewed annually by the Board of Directors of the Employer. The term of the Executives' employment agreements shall be extended annually for a successive additional one-year period unless either party elects, not less than 60 days prior to the anniversary date, not to extend the employment term.

            The employment agreements are terminable with or without cause by the Association. The executive officers have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the Association for cause, disability or retirement. The agreements provide for certain benefits in the event of each executive officer's death. In the event that (1) the employment agreements are terminated by the Association other than for cause, disability, retirement or death or (2) the executive officer terminates his or her employment because the Association fails to comply with any material provision of the employment agreement, then the executive officer will be entitled to a cash severance payment. The amount of such cash severance will be equal to two times the executive officer's annual compensation, plus the continuation of certain miscellaneous fringe benefits. If the executive officer's employment is terminated as a result of certain adverse actions taken with respect to his or her employment following a change in control, as defined below, then the executive officer will be entitled to a cash severance payment. The amount of such cash severance will be equal to three times annual compensation for Mr. Evans and two times annual compensation for each of Ms. Harrell and Mr. Burton, plus the continuation of certain miscellaneous fringe benefits for each of the executive officers. Cash severance payments to the executive officers are subject to reduction pursuant to Section 280G of the Code, as discussed below.

            Each of the employment agreements contains a non-compete provision that restricts the executive officer's employment and business activities if his or her employment with the Association is terminated. The non-compete provision, however, is not applicable if the executive officer's employment is terminated for cause or following a change in control of Minden Bancorp. Under the non-compete provision, the executive officer may not become an officer, employee, consultant, director or trustee of another bank, or its affiliate, in Webster Parish or the surrounding parishes. The non-compete provision of each employment agreement has a term of two years from the date of the executive officer's termination of employment with the Association.

            A change in control is generally defined in the employment agreements to include any change in control of Minden Bancorp required to be reported under the federal securities laws, as well as (1) the acquisition by any person of 25% or more of its outstanding voting securities and (2) a change in a majority of its directors during any three-year period without the approval of at least two-thirds of the persons who were directors at the beginning of such period.

            The employment agreements provide that if any of the payments to be made under the employment agreements or otherwise upon termination of the executive officer's employment are deemed to constitute "parachute payments" within the meaning of Section 280G of the Code, then such payments and benefits will be reduced by the minimum amount necessary to result in the payments not exceeding three times the recipient's average annual compensation which was includable in the recipient's gross income during the most recent five taxable years. As a result, none of the severance payments will be subject to a 20% excise tax, and the Association will be able to deduct such payments as compensation expense for federal income tax purposes.

            Although the above-described employment agreements could increase the cost of any acquisition of control, we do not believe their terms would have a significant anti-takeover effect.

            Directors' Compensation. For fiscal 2003 and 2002, members of the Association's Board of Directors, received $1,000 per Board meeting. Each director also receives a retainer which is paid each January for services provided in the prior fiscal year. For services performed during fiscal 2003 and 2002, each director received an annual retainer of $8,000 and $7,000, respectively. Directors receive no additional compensation for service on committees. Board fees are subject to periodic adjustment by the Board of Directors.

Transactions With Certain Related Persons

            In accordance with applicable federal laws and regulations, the Association offers mortgage loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with non-affiliated persons. It is the belief of management that these loans neither involve more than the normal risk of collectibility nor present other unfavorable features. As of December 31, 2003, seven of our directors and executive officers and their immediate family members had aggregate loan balances in excess of $60,000, which amounted to approximately $1.6 million in the aggregate.

            Section 22(h) of the Federal Reserve Act generally provides that any credit extended by a savings institution, such as the Association, to its executive officers, directors and, to the extent otherwise permitted, principal stockholder(s), or any related interest of the foregoing, must be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions by the savings institution with non-affiliated parties; unless the loans are made pursuant to a benefit or compensation program that (i) is widely available to employees of the institution and (ii) does not give preference to any director, executive officer or principal stockholder, or certain affiliated interests of either, over other employees of the savings institution, and must not involve more than the normal risk of repayment or present other unfavorable features.

                     RATIFICATION OF APPOINTMENT OF AUDITORS

            The Board of Directors of Minden Bancorp has appointed Heard, McElroy & Vestal LLP, independent certified public accountants, to perform the audit of Minden Bancorp's financial statements for the year ending December 31, 2004, and further directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

            Minden Bancorp has been advised by Heard, McElroy & Vestal LLP that neither that firm nor any of its associates has any relationship with Minden Bancorp or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. Heard, McElroy & Vestal LLP will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

            In determining whether to appoint Heard, McElroy & Vestal LLP as our auditors, the Audit Committee considered whether the provision of services, other than auditing services, by Heard, McElroy & Vestal LLP is compatible with maintaining the auditor's independence. In addition to performing auditing services, the independent auditors performed tax-related services, including the completion of Minden Bancorp's corporate tax returns, in 2003. The Audit Committee believes that Heard, McElroy & Vestal LLP's performance of these other services is compatible with maintaining the auditor's independence.

            The Board of Directors recommends that you vote FOR the ratification of the appointment of Heard, McElroy & Vestal LLP as independent auditors for the fiscal year ending December 31, 2004.

Audit Fees

            The following table sets forth the aggregate fees paid by us to Heard, McElroy & Vestal LLP for professional services rendered in connection with the audit of Minden Bancorp's consolidated financial statements for 2003 and 2002, as well as the fees paid by us to Heard, McElroy & Vestal LLP for audit-related services, tax services and all other services rendered to us during 2003 and 2002.

                                                         Year Ended December 31,
                                                        ------------------------
                                                          2003             2002
                                                        -------          -------

Audit fees(1) ......................................    $38,100          $30,060
Audit-related fees .................................          0                0
Tax fees (2) .......................................      6,725            4,340
All other fees .....................................         --               --
                                                        -------          -------
         Total .....................................    $44,825          $34,400
                                                        =======          =======

----------
(1) Audit fees consist of fees incurred in connection with the audit of our annual financial statements and the review of the interim financial statements included in our quarterly reports filed with the Securities and Exchange Commission, as well as work generally only the independent auditor can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the Securities and Exchange Commission.

(2) Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax related services.

            The Audit Committee selects our independent auditors and pre-approves all audit services to be provided by it to Minden Bancorp. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent auditors. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent auditors. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.

            Each new engagement of Heard, McElroy & Vestal LLP was approved in advance by the Audit Committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC's rules.

                          REPORT OF THE AUDIT COMMITTEE

            The Audit Committee has reviewed and discussed Minden Bancorp's audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with the independent accountant, the independent accountant's independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Minden Bancorp's Annual Report on Form 10-K for fiscal year 2003 for filing with the Securities and Exchange Commission.

                                    Members of the Audit Committee

                                    A. Loye Jones
                                    F. Dare Lott, Jr.
                                    Michael W. Wise
                                    R.E. Woodard, III

              STOCKHOLDER PROPOSALS AND STOCKHOLDER COMMUNICATIONS
                           WITH THE BOARD OF DIRECTORS

            Any proposal which a stockholder wishes to have included in the proxy materials of Minden Bancorp relating to the next annual meeting of stockholders of Minden Bancorp, which is scheduled to be held in May 2005, must be received at the principal executive offices of Minden Bancorp, 415 Main Street, Minden, Louisiana 71055, Attention: Michael P. Burton, Secretary, no later than December 10, 2004. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the 1934 Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

            Stockholder proposals which are not submitted for inclusion in Minden Bancorp's proxy materials pursuant to Rule 14a-8 under the 1934 Act may be brought before an annual meeting pursuant to Article II Section 15 of Minden Bancorp's bylaws, which provides that the stockholder must give timely notice thereof in writing to the Corporate Secretary. To be timely, a stockholder's proposal for new business must be stated in writing and filed with the Corporate Secretary at least five days before the date of the annual meeting.


            Our Board of Directors has adopted a formal process by which stockholders may communicate with the Board. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Board of Directors of Minden Bancorp, c/o Michael P. Burton, Corporate Secretary, at 415 Main Street, Minden, Louisiana 71055.

                                 ANNUAL REPORTS

            A copy of Minden Bancorp's Annual Report to Stockholders for the year ended December 31, 2003 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

            Upon receipt of a written request, Minden Bancorp will furnish to any stockholder without charge a copy of Minden Bancorp's Annual Report on Form 10-KSB (with exhibits) for fiscal 2003 required to be filed with the Commission under the Exchange Act. Such written requests should be directed to Becky T. Harrell, Chief Financial Officer, 415 Main Street, Minden, Louisiana 71058. The Form 10-KSB is not part of the proxy solicitation materials.

                                  OTHER MATTERS

            Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

            The cost of the solicitation of proxies will be borne by Minden Bancorp. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, our directors, officers and employees may solicit proxies personally or by telephone without additional compensation.

                                          ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Michael P. Burton
                                          ---------------------
                                          Michael P. Burton
                                          Secretary

April 9, 2004

                                 REVOCABLE PROXY
                              MINDEN BANCORP, INC.

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                      THIS PROXY IS SOLICITED ON BEHALF OF
                 THE BOARD OF DIRECTORS OF MINDEN BANCORP, INC.
            FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                 ON MAY 13, 2004 AND AT ANY ADJOURNMENT THEREOF.

The undersigned hereby appoints the Board of Directors of Minden Bancorp, Inc. (the "Company"), or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of Common Stock of the Company held of record by the undersigned on March 31, 2004 at the Annual Meeting of Stockholders to be held in the Minden Community House, located at 209 Bridwell Street, Minden, Louisiana, on Thursday, May 13, 2004, at 11:00 a.m., Central Time, and any adjournment thereof.

                                                                With-    For All
                                                       For      hold     Except

1.    The election as directors of all nominees        |_|       |_|       |_|
      listed (except as marked to the contrary below):

Nominees for three-year term expiring in 2007:

Russell A. Adams, John B. Benton, Jr. and Michael S. Harper.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

      _________________________________________

                                                       For     Against   Abstain

2.    PROPOSAL TO RATIFY THE APPOINTMENT by the        |_|      |_|        |_|
      Board of Directors of Heard, McElroy &
      Vestal LLP as the Company's independent
      auditors for the year ending December 31, 2004.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

      The Board of Directors recommends that you vote "FOR" all of the nominees listed above and "FOR" the ratification of Heard, McElroy & Vestal LLP

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.


Please be sure to sign and date         Date
  this Proxy in the box below.          _____________________


_______________________________         ______________________________
Stockholder sign above                  Co-holder (if any) sign above

--------------------------------------------------------------------------------
  ^ Detach above card, sign, date and mail in postage paid envelope provided. ^

                              MINDEN BANCORP, INC.

Please sign this proxy exactly as your names(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

If your address has changed, please correct the address in the space provided below and return this portion with the proxy in the envelope provided.

_____________________________________

_____________________________________

_____________________________________